Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 (this “Agreement”), dated as of January 29, 2024, is entered into among DOUGLAS DYNAMICS, INC., a Delaware corporation (“Holdings”), DOUGLAS DYNAMICS, L.L.C., a Delaware limited liability company (the “Company”), each of the other Borrowers and Subsidiary Guarantors party hereto (each as such term is defined in the Credit Agreement referenced below), Lenders constituting the Required Lenders (as defined in the Credit Agreement referenced below) as of the Amendment No. 3 Effective Date (as defined below) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Holdings, the Company, the other Borrowers and the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, are party to the Credit Agreement, dated as of June 9, 2021 (as amended by Amendment No. 1, dated as of January 5, 2023, as amended by Amendment No. 2, dated as of July 11, 2023 and as further amended, modified, extended, restated, replaced or supplemented from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, the Borrowers have requested that Lenders constituting the Required Lenders and the Administrative Agent agree to amend certain terms of the Credit Agreement as set forth in this Agreement; and

WHEREAS, in connection with the foregoing and in accordance with the terms of the Credit Agreement, upon the terms and subject to the conditions set forth in this Agreement, the Administrative Agent, Lenders constituting the Required Lenders as of the Amendment No. 3 Effective Date, the Company, the other Borrowers and the other Loan Parties have agreed to the amendments set forth in this Agreement and the parties to this Agreement hereby agree that such changes shall become effective on the Amendment No. 3 Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.

2.    Amendment. Effective as of the Amendment No. 3 Effective Date, the Credit Agreement shall be amended by replacing Section 7.18(a) of the Credit Agreement in its entirety with the following:

“(a) Leverage Ratio. Commencing with the Reference Period ending June 30, 2021, the Company shall not permit the Leverage Ratio as of the last day of any Reference Period to exceed:

(i) for each Reference Period ending on or prior to September 30, 2023, 3.50 to 1.00

(ii) for the Reference Period ending on December 31, 2023, 4.25:1.00,

(iii) for the Reference Period ending on March 31, 2024 and the Reference Period ending on June 30, 2024, 4.00 to 1.00, and

(iv) for each of Reference Period ending on September 30, 2024 and thereafter, 3.50 to 1.00 (the “Applicable Covenant Level”); provided, that, in the case of this clause (iv) and solely with respect to Reference Periods ending on September 30, 2024 and thereafter, at the election of the Borrower prior to the consummation of a Material Permitted Acquisition, the Applicable Covenant Level shall be 4.00 to 1.00 for each of the succeeding four Fiscal Quarters (the “Financial Covenant Increase Period”) following such Material Permitted Acquisition (including the fiscal quarter in which such Material Permitted Acquisition was consummated); provided further (x) there shall be no more than two such elections prior to the Term Loan Maturity Date and (y) at least two full Fiscal Quarters shall have elapsed after the end of the first Financial Covenant Increase Period before the Borrower is able to make a subsequent election.”

3.    Payment of Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent, as set forth in Section 10.03 of the Credit Agreement.

4.    Conditions Precedent. The effectiveness of this Agreement and the amendments set forth herein is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Amendment No. 3 Effective Date”):

(a)    The Administrative Agent shall have received from each of Holdings, the Borrowers, each Subsidiary Guarantor and the Lenders constituting the Required Lenders as of the Amendment No. 3 Effective Date either (x) a counterpart of this Agreement signed on behalf of such Person or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or email transmission of a signed signature page to this Agreement) that such Person has signed a counterpart of this Agreement.

(b)    The Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by a senior executive officer of the Company, to the effect that the conditions set forth in Sections 4(c) and 4(d) of this Agreement have been satisfied.

(c)    The representations and warranties of each Loan Party set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein), in each case on and as of the Amendment No. 3 Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(d)    Immediately after effectiveness of this Agreement, no Default or Event of Default shall have occurred and be continuing.

(e)    All reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, including the reasonable fees and disbursements of counsel, as to which invoices have been provided to the Company, shall have been paid or reimbursed.

(f)    All fees payable pursuant to the Fee Letter, dated as of December 20, 2023, by and among the Company and JPMorgan Chase Bank, N.A. shall have been paid by the Company.

(g)    The Borrower shall have paid to the Agent, for the account of each Lender party hereto, a consent fee (collectively, the “Consent Fee”), in an amount equal to (i) 0.05% multiplied by (ii) the sum of (A) the aggregate amount of such Lender’s Revolving Credit Commitment as of the Amendment No. 3 Effective Date plus (B) the aggregate principal amount of such Lender’s Term Loans as of the Amendment No. 3 Effective Date.

Once paid, the Consent Fee or any part thereof payable hereunder shall not be refundable under any circumstances. The Consent Fee payable hereunder shall be paid in immediately available funds in U.S. dollars and shall not be subject to reduction by way of withholding, setoff or counterclaim or be otherwise affected by any claim or dispute related to any other matter. In addition, the Consent Fee payable hereunder shall be paid without deduction for any taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any national, state or local taxing authority, or will be grossed up by the Borrowers for such amounts. The Borrowers agree that the Consent Fee paid hereunder shall be in addition to reimbursement of the out-of-pocket expenses of the Administrative Agent and the Lenders as provided for in the Credit Agreement. The Borrowers agree that the Lenders may, in their sole discretion, share with or allocate to, their respective affiliates, all or a portion of the Consent Fee.

5.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment No. 3 Effective Date :

(a)    the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of each Loan Party;

(b)    this Agreement has been duly executed and delivered by each Loan Party and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(c)    the execution, delivery and performance by each Loan Party of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries; (b) violate any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries except to the extent such violation could not be reasonably expected to have a Material Adverse Effect; (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect; (d) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent, on behalf of Secured Parties); or (e) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Amendment No. 3 Effective Date and disclosed in writing to the Lenders; and

(d)    at the time of and immediately after effectiveness of this Agreement, no Default or Event of Default shall have occurred and be continuing.

6.    Reaffirmation; Reference to and Effect on the Loan Documents.

(a)    From and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Agreement. This Agreement is a Loan Document.

(b)    The Loan Documents, and the obligations of each Loan Party under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Security Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Loan Party hereby reaffirms its obligations under Article III of the Credit Agreement, and agrees that its obligation to guarantee the Guaranteed Obligations is in full force and effect as of the date hereof.

(d)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e)    In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

7.    Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a)    This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.09(b), 10.09(c), 10.09(d) AND 10.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN, MUTATIS MUTANDIS.

8.    Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrowers, the other Loan Parties, the Administrative Agent and the requisite Lenders in accordance with the Credit Agreement (including, without limitation, Section 10.02 thereof). The Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.    Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and any document to be signed in connection with this Agreement and the transactions contemplated by this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

10.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Credit Agreement.

[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

DOUGLAS DYNAMICS, INC.

by
/s/ Jon J. Sisulak
Name: Jon J. Sisulak
Title: Treasurer

DOUGLAS DYNAMICS, L.L.C.

by
/s/ Jon J. Sisulak
Name: Jon J. Sisulak
Title: Treasurer

FISHER, LLC

by
/s/ Jon J. Sisulak
Name: Jon J. Sisulak
Title: Treasurer

TRYNEX INTERNATIONAL LLC

by
/s/ Jon J. Sisulak
Name: Jon J. Sisulak
Title: Treasurer

HENDERSON ENTERPRISES GROUP, INC.

by
/s/ Jon J. Sisulak
Name: Jon J. Sisulak
Title: Treasurer

[Douglas Dynamics—Amendment No. 3 to Credit Agreement]

HENDERSON PRODUCTS, INC.

by
/s/ Jon J. Sisulak
Name: Jon J. Sisulak
Title: Treasurer

DEJANA TRUCK & UTILITY EQUIPMENT COMPANY, LLC

by
/s/ Jon J. Sisulak
Name: Jon J. Sisulak
Title: Treasurer

[Douglas Dynamics—Amendment No. 3 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually, as a Lender and as Administrative Agent by
/s/ Zachary Blaner
Name: Zachary Blaner Title: Vice President

[Douglas Dynamics—Amendment No. 3 to Credit Agreement]

CIBC BANK USA, as a Lender

by
/s/ Peter B. Campbell
Name: Peter B. Campbell Title: Managing Director

[Douglas Dynamics—Amendment No. 3 to Credit Agreement]

Bank of America, N.A., as a Lender

By
/s/ Katherine L. Plotner
Name: Katherine L. Plotner Title: Senior Vice President

[Douglas Dynamics—Amendment No. 3 to Credit Agreement]

Citizens Bank, N.A., as a Lender

by
/s/ Izabela Algave
Name: Izabela Algave Title: Vice President

[Douglas Dynamics—Amendment No. 3 to Credit Agreement]

Associated Bank, National Association, as a Lender

by
/s/ James W. Engel
Name: James W. Engel Title: Senior Vice President

[Douglas Dynamics—Amendment No. 3 to Credit Agreement]